UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
______________________________________________________________________________________________________

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
April 30, 2025
Date of Report (Date of earliest event reported)
______________________________________________________________________________________________________

FIRST INDUSTRIAL REALTY TRUST, INC.
FIRST INDUSTRIAL, L.P.
(Exact name of registrant as specified in its charter)
 _____________________________________________________________________________________________________

First Industrial Realty Trust, Inc.	Maryland	1-13102	36-3935116
First Industrial, L.P.	Delaware	333-21873	36-3924586
	(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One North Wacker Drive, Suite 4200
Chicago, Illinois 60606
(Address of principal executive offices, zip code)

(312) 344-4300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	FR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07: Submission of Matters to a Vote of Security Holders.
The 2025 Annual Meeting was held on April 30, 2025. As of the record date for the meeting, March 7, 2025, there were 132,393,216 shares of common stock outstanding and entitled to vote. At the meeting, a total of 118,347,877 shares of common stock were represented in person or by proxy, constituting a quorum. The final results of voting on each proposal submitted to stockholders are as follows:
a.Each of the nominees to serve on the Board of Directors were elected to serve until the 2026 Annual Meeting of Stockholders and until their successors are duly elected and qualified, other than Mr. Rau who passed away prior to the 2025 Annual Meeting of Stockholders. The voting results for each nominee were as follows:

NOMINEE	Votes For	Votes Against	Abstentions	Broker Non-Votes
Peter E. Baccile	110,596,665	2,560,612	109,046	5,081,554
Teresa B. Bazemore	110,716,028	2,424,771	125,524	5,081,554
Matthew S. Dominski	106,697,513	6,461,635	107,175	5,081,554
H. Patrick Hackett, Jr.	108,271,310	4,887,838	107,175	5,081,554
Denise A. Olsen	108,736,575	4,025,234	504,514	5,081,554
John E. Rau	103,187,520	9,967,073	111,730	5,081,554
Marcus L. Smith	108,652,548	4,116,502	497,273	5,081,554

b.Stockholders approved, on an advisory (non-binding) basis, the compensation of the Company's named executive officers as disclosed in the proxy statement for the Annual Meeting. The Company's stockholders voted to approve this proposal with the following:

Votes For	Votes Against	Abstentions	Broker Non-Votes
104,973,935	8,159,183	133,205	5,081,554
c.Stockholders approved the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The Company’s stockholders voted to approve this proposal with the following:

Votes For	Votes Against	Abstentions	Broker Non-Votes
113,938,467	4,286,868	122,542	0

Item 9.01. Financial Statements and Exhibits
    (d) Exhibits. The following are filed herewith:

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST INDUSTRIAL REALTY TRUST, INC.

By:	/s/ JENNIFER MATTHEWS RICE
Jennifer Matthews Rice General Counsel

Date: May 1, 2025

FIRST INDUSTRIAL, L.P.

By:	FIRST INDUSTRIAL REALTY TRUST, INC.
its general partner

By:	/s/ JENNIFER MATTHEWS RICE
Jennifer Matthews Rice General Counsel

Date: May 1, 2025